Exhibit 99.1

www.cnspharma.com 2100 West Loop South, Suite 900 Houston, TX 77027 (800) 946 - 9185 Nasdaq: CNSP

CNS pharmaceuticals 2 Disclaimer. This presentation incorporates information from materials filed with the SEC and contains forward - looking statements . All statements contained herein other than statements of historical fact, including statements regarding our future results of operations and financial position, our business strategy and plans, and our objectives for future operations, are forward - looking statements . The words “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” and similar expressions are intended to identify forward looking statements . We have based these forward - looking statements largely on our current expectations and projections about future events and trends that we believe may affect our financial condition, results of operations, business strategy, short - term and long - term business operations and objectives, and financial needs . These forward - looking statements are subject to a number of risks, uncertainties and assumptions, including those described in the “Risk Factors” section of the prospectus . It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward - looking statements we may make . In light of these risks, uncertainties and assumptions, the future events and trends discussed in this presentation may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward looking statements .

CNS pharmaceuticals 3 • Our lead drug candidate, Berubicin, was developed by Dr. Waldemar Priebe, Professor of Medicinal Chemistry at The University of Texas MD Anderson Cancer Center. • Berubicin is an Organ Targeted Therapeutic that appeared to demonstrate one durable Complete Response in a Phase 1 human clinical trial conducted by Reata Pharmaceuticals.* • We have a collaboration and asset purchase agreement with Reata Pharmaceuticals for all trial data and drug manufacturing documentation. • Over $25 million in private capital and grants were invested in Berubicin prior to our $9.8 million IPO in November 2019. • Licensed second drug candidate, WP1244 , in 1Q20. • WP1244 is a novel DNA binding agent believed to be 500x more potent than daunorubicin in inhibiting tumor cell proliferation. • We have a development agreement for an anti - viral portfolio with potential COVID - 19 applications A bout Us . CNS IS DEVELOPING NOVEL ANTI - CANCER DRUG CANDIDATES FOR THE TREATMENT OF PRIMARY AND METASTATIC BRAIN CANCER AND CENTRAL NERVOUS SYSTEM TUMORS. * A “complete response” to treatment means no signs of cancer are visible on MRI. This does not always mean the cancer is cur ed. Also called a complete remission: www.cancer.gov/publications/dictionaries/cancer - terms/def/complete - response

CNS pharmaceuticals 4 Investment Highlights. • Focusing on unmet need as glioblastoma multiforme (GBM) is an aggressive and incurable form of brain cancer - Orphan drug designation opportunity - Upside in additional cancer types • Lead drug candidate developed Dr. Priebe, Professor of Medicinal Chemistry at The University of Texas MD Anderson Cancer Center - First anthracycline shown to cross the blood - brain barrier in adults - Positive Phase 1 results - Pivotal Phase 2 clinical trial expected to commence in near the end of 2020 • Clinical development partnership enhances ability to advance drug in the clinic - R&D commitments for commercial rights in Eastern Europe and Central Asia - Received $6 million in grants to perform to clinical studies - First - ever Phase 1 pediatric study to be performed • Pipeline includes novel class of potential DNA binding therapeutics, shown to be 500x more potent than classic DNA binders in animal testing • Appointed Dr. Patrick Wen to the Scientific Advisory Board. Dr. Wen is the Director of the Center for Neuro - Oncology at Dana Farber Cancer Institute, a Professor of Neurology at Harvard Medical School and is a member of the Board of Directors and immediate past President of the Society for Neuro - Oncology. • Collaborating with leading expert investigators

CNS pharmaceuticals 5 Product Development Pipeline. PRODUCT INDICATION RESEARCH PRECLINICAL PHASE 1 PHASE 2 Berubicin GBM (U.S., adults) 2020 Berubicin GBM (Poland, 1 trial in adults + 1 trial in children) 2020 Berubicin Pancreatic & ovarian cancers and lymphomas 2021 WP1244 CNS tumors 2020

CNS pharmaceuticals 6 • We have received positive pre - IND guidance from the FDA. • Our clinical drug supply of Berubicin is nearing completion via a redundant manufacturing strategy with production in the US and in Europe. • We are preparing an IND for filing in Q4 2020. • We plan to initiate a [randomized and controlled] pivotal U.S. Phase 2 clinical trial of Berubicin for the treatment of GBM near year - end 2020. • Potential for accelerated approval pathway due to desperate unmet clinical need. • Orphan Drug designation received for “Malignant Gliomas” in June 2020. • Clinical trials in Poland (Phase 2 adult and Phase 1 pediatric) expected to begin Q1 2021 at no cost to CNS. • Development agreement with WPD for an anti - viral portfolio with potential COVID - 19 applications Berubicin Value Drivers.

CNS pharmaceuticals 7 • GBM is one of the most aggressive and common primary brain cancers in adults; it is highly invasive, malignant and virtually incurable. • Nearly 15,000 new GBM patients are diagnosed each year in the U.S. (National Cancer Institute 2015). • With optimal therapy (surgical resection, radiation and chemotherapy) patients have a median survival of approximately 15 - 23 months; nearly 100% of GBM tumors recur after first - line therapy. • Access to the best care means nothing: U.S. Senators John McCain and Edward Kennedy, as well as Vice President Joe Biden’s son Beau, all died from GBM. • Decades of research = survival outcomes unchanged. About Glioblastoma Multiforme. THERE ARE NO APPROVED CURATIVE TREATMENT OPTIONS FOR GBM.

CNS pharmaceuticals 8 BERUBICIN IS THE FIRST ANTHRACYCLINE TO CROSS THE BLOOD - BRAIN BARRIER IN ADULTS AND REACH TUMOR CELLS IN PATIENTS WITH BRAIN CANCER. • Anthracyclines are among the most effective anti - cancer treatments ever developed. • According to academic literature, anthracyclines have demonstrated anti - tumor activity in a wide range of cancers including breast, stomach, uterine, ovarian, bladder, lung and hematological malignancies. • Where effective, anthracyclines are generally considered to be preferred first - line therapeutics. • Anthracyclines have never been shown to cross the blood - brain barrier in the adult brain and affect deadly brain cancers, until now. About Anthracyclines.

CNS pharmaceuticals 9 About Berubicin. • Berubicin is a novel anthracycline drug candidate for the treatment of GBM. • Berubicin is an Organ Targeted Therapeutic designed to concentrate in the brain and specifically in tumor tissue therein. • 44% of GBM patients enrolled in Phase 1 trial showed a clinically significant response to Berubicin. • One GBM patient from Phase 1 remains cancer - free approximately 14 years following treatment with Berubicin. • Berubicin has shown evidence of improved Overall Survival beyond median survival rate of only 14.6 months from diagnosis. • Based on limited clinical data, Berubicin is the first anthracycline that appears to cross the blood - brain barrier in the adult brain. • Berubicin has been in development for over 15 years. NOVEL USE FOR A PROVEN THERAPEUTIC CLASS.

CNS pharmaceuticals 10 Berubicin Phase 1 Clinical Trial. * This does not always mean the cancer is cured. Also called a complete remission: www.cancer.gov/publications/dictionaries/c anc er - terms/def/complete - response 6 MO. POST - TREATMENT PRE - TREATMENT A COMPLETE RESPONSE TO BERUBICIN MEANS NO SIGNS OF CANCER ARE VISIBLE ON MRI*

CNS pharmaceuticals 11 * This does not always mean the cancer is cured. Also called a complete remission: www.cancer.gov/publications/dictionaries/c anc er - terms/def/complete - response PRE - TREATMENT 6 MO. POST - TREATMENT Berubicin Phase 1 Clinical Trial. A COMPLETE RESPONSE TO BERUBICIN MEANS NO SIGNS OF CANCER ARE VISIBLE ON MRI*

CNS pharmaceuticals 12 Planned U.S. Phase 2 Clinical Trial. • Final trial - design is presently being completed. Further details will be publicly released shortly. • The CNS trial of Berubicin in adults is intended to be: • Adaptive : a trial design that allows for modifications to aspects of the design based on accumulating data from trial subjects • Randomized : randomly assigns patients into either the Berubicin group or the control group in order to eliminate bias and increase statistical significance • Controlled : including a control arm receiving standard of care in order to compare the effectiveness of Berubicin against the standard of care and to increase the statistical significance • Pivotal : designed to provide the data necessary for accelerated approval of the drug • The Polish Phase 2 trial for adults conducted by WPD is expected to provide additional statistical support to the Company’s US trial.

CNS pharmaceuticals 13 • CNS has implemented a dual - track drug product manufacturing strategy and engaged U.S. - based Pharmaceutics International, Inc. ("Pii") and Italy - based BSP Pharmaceuticals S.p.A. ("BSP") for the production of Berubicin. • By engaging two separate manufacturers on two separate continents, CNS expects to mitigate COVID - 19 - related delay risks, diversify its supply chain and provide for localized availability of Berubicin. • CNS completed synthesis of Berubicin active pharmaceutical ingredient (API) and shipped API to both manufacturers to prepare an injectable form of Berubicin for clinical use. • The Company expects drug manufacturing to be completed in coming weeks Berubicin Clinical Drug Supply for U.S. Phase 2 Trial.

CNS pharmaceuticals 14 Funding & Clinical Development Partnership. CNS TO RECEIVE THE BENEFIT OF $6 MILLION OF FUNDING FROM DEVELOPMENT PARTNERSHIP WITH WPD PHARMACEUTICALS, A POLISH COMPANY AFFILIATED OUR FOUNDER. • The Company granted WPD a sub - license to Berubicin for certain Eastern European territories. • In exchange, WPD agreed to spend a minimum of $2 million on the development of Berubicin plus pay CNS a royalty on sales. • In January 2019 WPD was awarded a $6 million EU development grant to execute 2 clinical trials of Berubicin in adults (Phase 2) and children (Phase 1). The pediatric trial will be the first to test Berubicin in children. • This grant significantly expands the Company’s capacity to investigate Berubicin while minimizing equity dilution and spend by CNS.

CNS pharmaceuticals 15 Primary & Refractory Market Opportunities. • Nearly all of the 40% of patients genetically predisposed to respond to temozolomide (TMZ) may become quickly become resistant; we believe Berubicin could be used as a second - line drug treatment for these patients. • In the remaining 60% of patients, TMZ may be ineffective and we believe Berubicin could be used as a primary drug treatment in these patients. • Berubicin may be more effective than doxorubicin via concentration in tumors that depend for their proliferation on topoisomerase II. • This may create a unique opportunity to develop Berubicin for pancreatic and ovarian cancers and lymphomas, initiating a truly Organ - Targeted Therapeutic . WITH NO CURATIVE OPTIONS, WE BELIEVE BERUBICIN HAS POTENTIAL TO BECOME STANDARD - OF - CARE FOR GBM AND OTHER BRAIN CANCERS.

CNS pharmaceuticals 16 Additional Patient Populations. INDICATION PATIENT POPULATION ESTIMATED SIZE 1 COMMENTS Primary Brain Tumors Relapsed High Grade Gliomas 15,000 Existing data in this population. Brain Metastases - Combination with Radiation Therapy Small Cell Lung Cancer 56,500 Anthracycline sensitive, but not currently used. Patients receive prophylactic radiation to prevent mets. Non - Small Cell Lung Cancer 56,000 Anthracycline naïve population. Metastatic Breast Cancer 45,000 Anthracyclines are highly effective against breast cancer and historically used first line. Growing trend to treat Her - 2+ women with Herceptin without anthracycline to minimize cardiotoxicity. Success could drive off - label use in breast cancer patients at risk of developing brain metastases. CNS Lymphoma 2 nd Line After Methotrexate Failure 1,200 Accelerated approval opportunity (no 2 nd line therapy). Anthracycline sensitive. Small population would make trial a challenge.

CNS pharmaceuticals 17 Pipeline: WP1244. • Licensed from The University of Texas MD Anderson Cancer Center • Developed in the Department of Experimental Therapeutics as a collaborative effort with the Neuro - Oncology Department and Pharmaceutical Development Center. • Designed using anthracycline and distamycin - based scaffolds to create small molecule agents binding extended DNA sequences. • A highly potent cytotoxic agent (picomolar - level IC 50 ) against brain tumor cell lines; hundreds - fold greater than the classical DNA binders like daunorubicin or doxorubicin. • In vivo testing demonstrated high uptake of WP1244 in the brain and subsequently antitumor activity in orthotopic models of brain cancer. • In May 2020, the Company entered into a Sponsored Research Agreement with The University of Texas MD Anderson Cancer Center related to WP1244. A DNA - BINDING AGENT REPRESENTING A NOVEL CLASS OF POTENTIAL THERAPEUTICS.

CNS pharmaceuticals 18 Key Catalysts in 2020. • Orphan Drug Designation June 2020 • Submit IND for Berubicin 4Q20 • Initiate Phase 2 trial for Berubicin for GBM YE2020 • Initiate WP1244 preclinical studies 4Q20 • WPD initiates clinical trials in Poland Adults: Phase 2 4Q20 Pediatrics: Phase 1 4Q20

CNS pharmaceuticals 19 Financial Profile. CNS Pharmaceuticals, Inc. (Nasdaq: CNSP) Cash and Cash Equivalents as of June 30, 2020 • $2.6 million Initial Public Offering Nov. 13, 2019 • $9.8 million in gross proceeds Shares outstanding as of June 30, 2020 • 16.5 million Options and Warrants outstanding as of June 30, 2020 • 4.0 million warrants at a WAEP of $3.99 • 2.3 million options at a WAEP of $2.01

CNS pharmaceuticals 20 For 15 years Mr. Climaco has served in leadership roles in a variety of healthcare companies. Recently Mr. Climaco served as the Executive Vice - President of Perma - Fix Medical S.A where he managed the development of a novel method to produce Technitium - 99. Previously Mr. Climaco served as President and CEO of Axial Biotech, Inc., a DNA diagnostics company. In the process of taking Axial from inception to product development to co mme rcialization, Mr. Climaco created strategic partnerships with Medtronic, Johnson & Johnson and Smith & Nephew. Mr. Climaco currently serves as a direct or of several public companies including Moleculin Biotech, Inc., pharmaceutical company focused on anti - cancer drug candidates. Mr. Climaco also served as a d irector of PDI, Inc., a provider of outsourced commercial services to pharma companies, and InfuSystem Holdings, Inc., the largest supplier of infusion servic es to oncologists in the US. PRESIDENT & CHIEF EXECUTIVE OFFICER OF CNS PHARMACEUTICALS, INC. JOHN M. CLIMACO, ESQ. Dr. Silberman is a Hematologist/Oncologist who earned her B.A., Sc.M. and Ph.D. from the Johns Hopkins University School of A rts and Sciences, School of Public Health and School of Medicine, respectively, and her M.D. from Cornell University Medical College, and then completed both a cli nical fellowship in Hematology/Oncology as well as a research fellowship in tumor immunology at the Brigham & Women's Hospital and the Dana Farbe r C ancer Institute in Boston, MA. Dr. Silberman has played key roles in the development of many drugs including Gleevec™, for which she led the glo bal clinical development at Novartis. Dr. Silberman advanced several original, proprietary compounds into Phases I through III during her work with leadi ng biopharmaceutical companies, including Bristol - Myers Squibb, AstraZeneca, Imclone and Roche. CHIEF MEDICAL OFFICER OF CNS PHARMACEUTICALS, INC. DR. SANDRA L. SILBERMAN, M.D., PH.D. Dr. Donald Picker, Ph.D., joined the CNS team in November, 2017 with over 35 years of drug development experience. At Johnson Ma tthey, Dr. Picker was responsible for the development of Carboplatin, one of the world’s leading cancer drugs, acquired by Bristol - Myers Squibb and wi th annual sales of over $500 million. He also oversaw the development of Satraplatin and Picoplatin, third - generation platinum drugs currently in late - stage clinical development. Dr. Picker has significant experience in dermatological pharmaceutical discovery and development as well, having led projects for topica l t herapies in psoriasis, atopic dermatitis and acne. CHIEF SCIENTIFIC OFFICER OF CNS PHARMACEUTICALS, INC. DR. DONALD PICKER, PH.D. management Mr. Downs will begin to serve as our chief financial officer upon the closing of this offering. From March 2018 until Septemb er 2019, Mr. Downs served as vice president of finance and treasurer of Innovative Aftermarket Systems, L.P., a privately held provider of finance and insuranc e s olutions. Mr. Downs served as director of finance (from June 2011 to September 2013), vice president and treasurer (October 2013 to August 2016), executive vi ce president and interim chief financial officer (August 2016 to May 2017), and executive vice president, interim chief financial officer and member of the off ice of the president (May 2017 to March 2018) for InfuSystem Holdings, Inc., a supplier of infusion services to oncologists in the United States. Mr. Downs spe nt 10 years in investment banking with various firms including Citigroup. Mr. Downs is a graduate of the United States Military Academy at West Point where he ear ned his Bachelor of Science. Mr. Downs earned his MBA at Columbia Business School and his Master of Science in Accounting at the University of Houston - Clear Lake. Mr. Downs is a Certified Public Accountant in Utah and Texas CHIEF FINANCIAL OFFICER OF CNS PHARMACEUTICALS, INC. CHRISTOPHER S. DOWNS, CPA

CNS pharmaceuticals 21 Dr. Waldemar Priebe, Ph.D., Chairman of the Scientific Advisory Board, is a world - renowned medicinal chemist and entrepreneur. D r. Priebe is a Professor of Medicinal Chemistry in the Section of Immunobiology and Drug Carriers in the Department of Bioimmunotherapy at The University of Texas MD Anderson Cancer Center. Dr. Priebe is the inventor of more than 50 patents and the author of more than 200 scientific publications. As th e founder or founding scientist of 6 pharmaceutical companies, including three listed on NASDAQ, Dr. Priebe has been integral in advancing several drugs thro ugh the pipeline, five of which entered clinical development. Dr. Priebe led the research that formed basis for the development of agents with high brain upt ake (BBB crossing) and is the discoverer of our lead drug candidate Berubicin. FOUNDER, CHAIRMAN OF THE SCIENTIFIC ADVISORY BOARD DR. WALDEMAR PRIEBE, PH.D. Dr. Sigmund Hsu, M.D. is fellowship trained and certified by the American Board of Psychiatry and Neurology, with extensive e xpe rience in the evaluation and treatment of neurological disorders in cancer patients. He specializes in primary brain tumors as well as brain and spinal co rd metastases, cancer neurology and the treatment of chemotherapy neurotoxicity. Dr. Hsu has presented research at several national conferences, and his work has be en published in numerous journals and textbooks. His most recent research has focused on novel therapies for recurrent primary CNS lymphoma, recurrent gl ioblastoma multiforme and intralumbar injections for cancer therapy, and he has several patents granted and pending for his treatments. Most uniquely, Dr. Hsu personally treated patients with Berubicin in the Phase 1 clinical trial sponsored by Reata, including one patient with a durable complete respo nse who is still alive today. CNS PHARMACEUTICALS INC. SCIENTIFIC ADVISOR DR. SIGMUND HSU, M.D. scientific advisors Patrick Y Wen, MD is Professor of Neurology at Harvard Medical School, and Director of the Center for Neuro - Oncology at Dana - Far ber Cancer Institute in Boston, MA. He graduated from the Medical College of St. Bartholomew's Hospital, University of London, and completed his Inte rna l Medicine training at University of London postgraduate hospitals, and Neurology residency through the Harvard - Longwood Neurology Training Program. Hi s research focuses on novel treatments of brain tumors, especially targeted molecular agents. Dr Wen has authored or co - authored hundreds of peer - revi ewed articles that have been published in journals such as Neurology, Neuro - Oncology, Current Opinion in Neurology, and Journal of Clinical Oncology. He serves on the Board of Directors and previously as President of the Society For Neuro - Oncology and SNO Executive Editor of Neuro - Oncology. CNS PHARMACEUTICALS INC. SCIENTIFIC ADVISOR DR. PATRICK Y. WEN, M.D.

CNS pharmaceuticals 22 board of directors Mr. Jeff Keyes joined our board on June 25, 2018. Mr. Keyes is currently the CFO of Custopharm, Inc., a private equity backed de veloper of generic sterile injectable pharmaceuticals, a role he has held since April 2018. From September 2012 to April 2018, Mr. Keyes was the Chief Financial Officer and Corporate Secreta ry of Digirad Corporation, a publicly traded healthcare services and medical device company. From August 2011 until September 2012, Mr. Keyes was Corporate Controller of Sapphire Energy, Inc ., a venture capital backed start - up renewable energy company. From April 2011 to August 2011, Mr. Keyes was the Corporate Controller of Advanced BioHealing, Inc., a venture backe d p rovider of regenerative medicine solutions, until its sale to Shire, PLC in August 2011. Prior to April 2011 Mr. Keyes held a variety of leadership roles in healthcare and medical device com panies in finance, accounting, and M&A support. Mr. Keyes earned a B.A. degree in accounting from Western Washington University and is a certified public accountant licensed. Mr. Keye s i s considered a financial expert under relevant rules of the SEC, the NYSE and NASDAQ. CHIEF FINANCIAL OFFICER OF CUSTOPHARM, INC. JEFF KEYES, CPA Dr. Jerzy (George) Gumulka, Ph.D. joined our board of directors on November 8, 2017. Dr. Gumulka has been retired since 2016. Fr om 2001 until his retirement he served as a Global Technology Manager ASC, a Technology Manager, Special Projects/New Technology Platforms, Kraton Polymer s U S LLC and a Technical Director of Kraton Polymers do Brasil. Dr. Gumulka served on the Board of Directors of Moleculin LLC from 2010 through 2016. Dr. Gumulka received a PhD from the University of Warsaw, Warsaw, Poland RETIRED DR. JERZY (GEORGE) GUMULKA, PH.D. Mr. Evans joined our board on July 9, 2018. Mr. Evans has been retired since 2015. From 2011 until his retirement Mr. Evans w as Executive Vice President – Exploration for KMD Operating Company, LLC. Prior to 2011, he managed international and domestic oil exploration and producti on projects for several oil companies, including British Petroleum, Texaco, and Pennzoil. Mr. Evans earned Bachelor of Science degree in Geology from the Un iversity of California, Los Angeles. RETIRED CARL EVANS ANDREW ANDRACZKE CHIEF EXECUTIVE OFFICER OF POL - TEX HOLDINGS, LLC Mr. Andrew Andraczke joined our board on July 9, 2018. Mr. Andraczke is currently Chief Executive Officer of Pol - Tex Holdings, L LC, a role he has held since November 2012. He is also currently Chief Technology Officer of Syntech LLC (Ireland), a role he has held since November 2017 . F rom March 2016 to April 2016 Mr. Andraczke served as an expert witness for the International Chamber of Commerce for downhole air hammer drilling of the w ell in volcanic rocks for a geothermal project in Slovakia. From March 2000 through November 2012 Mr. Andraczke was Vice - President of Pol - Tex Methane. Mr. A ndraczke earned a M.Sc. in Engineering from Warsaw Technical University.

www.cnspharma.com 2100 West Loop South, Suite 900 Houston, TX 77027 (800) 946 - 9185 Nasdaq: CNSP